Workhorse Group Reports First Quarter 2020 Results CINCINNATI, May 6, 2020 – Workhorse Group Inc. (Nasdaq: WKHS) (“Workhorse” or “the Company”), an American technology company focused on providing sustainable and cost-effective electric vehicles to the last mile delivery sector, today reported financial results for the first quarter ended March 31, 2020. Release Updates and Highlights • Continued production efforts as an “essential” business with deliveries planned for second quarter of 2020. • Reaffirmed previous production and delivery target of 300-400 vehicles in 2020. • Receiving increased interest in patented delivery truck mounted HorseFlyTM drone capabilities from both government and commercial customers. Management Commentary “In the first quarter we completed several major roadmap objectives which have us well-positioned to execute on our production timeline as well as improve our long-term corporate governance and competitive positioning,” said Workhorse CEO Duane Hughes. “Because we provide vital support and infrastructure for the transportation and delivery sectors, we have been deemed an essential service, allowing us to continue working throughout the period. We will be delivering our C-Series vehicles to customers in the second quarter, and we remain on schedule to achieve our target of delivering 300 to 400 vehicles by the end of this year. To that end, we are in the final stage of preparing a detailed production plan of when we can deploy vehicles into Ryder Systems’ sales channel starting in 2020 and into 2021. “Through our recent appointments of Jacqui Dedo and Pamela Mader to our board of directors, we now have two automotive industry veterans, respectively, with experiences at international enterprises managing major vehicle production efforts. We expect their guidance will be invaluable as we look to ramp up our capacity during the second half of this year. We also further strengthened our intellectual property portfolio and made significant strides within our HorseFlyTM drone program during the period, highlighted by our provisional patent application and our recent collaborative testing efforts with UPS and CIT, which have the potential to provide a much-needed alternative delivery method to support our medical workers and healthcare system during a truly tumultuous time.” First Quarter and Recent Operational Highlights • May 2020: Appointed automotive industry veterans Jacqueline Dedo and Pamela Mader to the Company’s board of directors, expanding its leadership team from six to eight, including seven independent directors. • April 2020: Partnered with UPS and Virginia’s Center for Innovative Technology (CIT) in tests evaluating the commercial drone industry’s ability to provide and scale small unmanned aerial systems to support various use cases to speed and assist the U.S. healthcare system during the COVID-19 crisis. • April 2020: Expanded the Company’s HorseFly™ patent portfolio by filing a provisional application, which is intended to protect the Unmanned Aerial System (UAS) and several of the UAS’s key components and capabilities, including the ground control station, winch deliveries and aircraft structure.

• March 2020: Showcased the Company’s new C650 all-electric step van at the NTEA Work Truck Show in Indianapolis. • February 2020: Awarded ISO 9001:2015 certification for the Company’s quality management system and received a U.S. Environmental Protection Agency (EPA) Certificate of Conformity for each C-Series all-electric delivery truck, the latter providing Workhorse vehicles the right and authority to operate on U.S. roads and highways. First Quarter 2020 Financial Results Sales for the first quarter of 2020 were recorded at $84,000, compared with $364,000 in the first quarter of 2019. The decrease in sales was primarily due to a decrease in the volume of trucks shipped. Cost of goods sold increased to $1.7 million from $1.4 million in the first quarter of 2019. The increase was primarily driven by an increase in tooling costs for the C-Series production. Selling, general and administrative expenses increased to $5.6 million from $2.1 million in the same period last year. The increase in selling, general and administrative expenses was due primarily to increases in consulting expense, higher employee related costs, and a $1.0 million payment related to ST Engineering Hackney, Inc. Research and development expenses increased to $1.9 million from $1.4 million in the first quarter of 2019. The increase in research and development expenses was primarily due to finalizing the design of the C-Series. Other income was $865,000 compared to $0 in the first quarter of 2019 due to additional shares received for the LMC investment related to the Company’s anti-dilution provisions. Interest (income) expense increased $14.8 million with $13.0 million in income during the first quarter compared to an interest expense of $1.8 million in the same period last year. The significant increase in interest income was due to the mark-to-market adjustment for warrants issued to lenders as well as the change in fair value value of the Company’s convertible note, both of which were based upon a lower stock price at quarter end compared to 2019 year end. Net income was $4.8 million, compared with a net loss of $6.3 million in the first quarter of 2019. As of March 31, 2020, the company had cash and cash equivalents of $16.8 million compared to $23.9 million as of December 31, 2019. Conference Call Workhorse management will hold a conference call today (May 6, 2020) at 10:00 a.m. Eastern time (7:00 a.m. Pacific time) to discuss these results. Workhorse management will host the presentation, followed by a question and answer period. U.S. dial-in: 877-407-8289 International dial-in: 201-689-8341

Please call the conference telephone number 10 minutes prior to the start time. An operator will register your name and organization. If you have any difficulty connecting with the conference call, please contact Gateway Investor Relations at 949-574-3860. The conference call will be broadcast live and available for replay here and via the Investor Relations section of Workhorse's website. A telephonic replay of the conference call will be available after 4:00 p.m. Eastern time on the same day through May 13, 2020. Toll-free replay number: 877-660-6853 International replay number: 201-612-7415 Replay ID: 13699719 About Workhorse Group Inc. Workhorse is a technology company focused on providing electric vehicles to the last mile delivery sector. As an American original equipment manufacturer, we design and build high performance battery-electric vehicles including trucks and aircraft. Workhorse also develops cloud-based, real-time telematics performance monitoring systems that are fully integrated with our vehicles and enable fleet operators to optimize energy and route efficiency. All Workhorse vehicles are designed to make the movement of people and goods more efficient and less harmful to the environment. For additional information visit workhorse.com. Forward-Looking Statements This press release includes forward-looking statements. These statements are made under the "safe harbor" provisions of the U.S. Private Securities Litigation Reform Act of 1995. These statements may be identified by words such as "believes," "expects," "anticipates," "estimates," "projects," "intends," "should," "seeks," "future," "continue," or the negative of such terms, or other comparable terminology. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from the forward-looking statements contained herein. Factors that could cause actual results to differ materially include, but are not limited to: our limited operations and need to expand in the near future to fulfill product orders; risks associated with obtaining orders and executing upon such orders; the ability to protect our intellectual property; the potential lack of market acceptance of our products; potential competition; our inability to retain key members of our management team; our inability to raise additional capital to fund our operations and business plan; our inability to satisfy covenants in our financing agreements; our inability to maintain our listing of our securities on the Nasdaq Capital Market; our inability to satisfy our customer warranty claims; our ability to continue as a going concern; our liquidity and other risks and uncertainties and other factors discussed from time to time in our filings with the Securities and Exchange Commission ("SEC"), including our annual report on Form 10-K filed with the SEC. Workhorse expressly disclaims any obligation to publicly update any forward-looking statements contained herein, whether as a result of new information, future events or otherwise, except as required by law. Investor Relations Contact:

Matt Glover and Tom Colton Gateway Investor Relations 949-574-3860 WKHS@gatewayir.com

Workhorse Group Inc. Condensed Consolidated Statements of Operations (Unaudited) Three Months Ended March 31, 2020 2019 Net sales $ 84,300 $ 364,182 Cost of sales 1,747,975 1,397,606 Gross loss (1,663,675) (1,033,424) Operating expenses Selling, general and administrative 5,565,787 2,090,890 Research and development 1,902,236 1,362,275 Total operating expenses 7,468,023 3,453,165 Other income 864,900 - Loss from operations (8,266,798) (4,486,589) Interest (income) expense, net (13,023,489) 1,777,583 Income (loss) before provision for income taxes 4,756,691 (6,264,172) Provision for income taxes - - Net income (loss) $ 4,756,691 $ (6,264,172)

Workhorse Group Inc. Condensed Consolidated Balance Sheets (Unaudited) December 31, March 31, 2020 2019 Assets Current assets: Cash and cash equivalents $ 16,824,627 $ 23,868,416 Restricted cash held in escrow - 1,000,000 Accounts and lease receivable, current 81,930 41,021 Inventory, net 2,630,824 1,798,146 Prepaid expenses and deposits 4,756,923 4,812,088 Total current assets 24,294,304 31,519,671 Property, plant and equipment, net 6,768,619 6,830,181 Investment in LMC 13,059,700 12,194,800 Lease receivable, long-term 123,661 129,177 Total Assets $ 44,246,284 $ 50,673,829 Liabilities and Stockholders' Deficit Current liabilities Accounts payable and accrued liabilities $ 6,449,651 $ 4,784,167 Warranty liability 5,302,770 6,001,864 Warrant liability 7,190,000 16,335,000 Customer deposits 190,000 303,000 Current portion of Convertible Note, at fair value 20,160,000 19,620,000 Total current liabilities 39,292,421 47,044,031 Convertible Note, at fair value 7,430,000 19,400,000 Mandatory redeemable Series B preferred stock 19,520,491 19,142,908 Total stockholders' deficit (21,996,628) (34,913,110) Total Liabilities and Stockholders' Deficit $ 44,246,284 $ 50,673,829